UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024

Gritstone bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38663	47-4859534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Horton Street, Suite 300
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 871-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRTSQ	N/A*

*

On October 22, 2024, the registrant’s common stock was suspended from trading on the Nasdaq Global Select Market. On October 22, 2024, the registrant’s common stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “GRTSQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below in Item 2.01 in this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.03 Bankruptcy or Receivership.

The information set forth below in Item 2.01 in this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.03.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on October 10, 2024, Gritstone bio, Inc. (the “Company”), filed a voluntary petition under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing a chapter 11 case for the Company (the “Chapter 11 Case”).

On December 23, 2024, the Bankruptcy Court entered an order authorizing the Asset Sale (as defined below) pursuant to the terms of the APA (as defined below).

In connection with the Chapter 11 Case, on December 30, 2024, the Company entered into an asset purchase agreement (the “APA”) with Seattle Project Corp. (the “Bidder”) as the successful bidder for substantially all of the Company’s assets (except for machinery and equipment assets, certain intellectual property assets generally known as “Binder IP,” and certain other specifically identified excluded assets) (the “Company Assets,” and such sale, the “Asset Sale”) for $21,250,000 in cash at the closing of the Asset Sale.

On December 30, 2024, the Company and the Bidders closed the Asset Sale contemplated by the APA, thereby completing the disposition of the Company Assets.

The Company does not anticipate filing financial statements or pro forma financial statements for the sale pursuant to the APA, due to the fact that the Company lacks the personnel required to do so.

The foregoing description of the APA in this Current Report on Form 8-K does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the APA, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2024 and following the closing of the Asset Sale, the following individuals resigned as officers of the Company, and their employment was terminated without cause: (i) Andrew Allen, M.D., Ph.D., President and Chief Executive Officer; (ii) Matthew Hawryluk, Ph.D., Executive Vice President and Chief Business Officer; (iii) Erin E. Jones, Executive Vice President and Chief Operating Officer; and (iv) Karin Jooss, Ph.D., Executive Vice President and Head of Research and Development.

Also effective December 31, 2024 and following the closing of the Asset Sale, Vassiliki “Celia” Economides became interim Chief Executive Officer of the Company as well as Chief Financial Officer of the Company. There is no change in Ms. Economides’ compensation as a result of her change in role.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s Common Stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Common Stock.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 Case. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Case; and the effect of the Chapter 11 Case on the Company’s business prospects, financial results and business operations. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the SEC, including the Company’s most recent Annual Report filed on Form 10-K and its subsequently filed Quarterly Reports on Form 10-Q. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement, by and between Gritstone bio, Inc. and Seattle Project Corp., dated December 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gritstone bio, Inc.

Date: January 3, 2025	By:	/s/ Vassiliki “Celia” Economides
Vassiliki “Celia” Economides Interim Chief Executive Officer and Chief Financial Officer